Exhibit 99.36
                                 -------------
                Computational Materials and/or ABS Term Sheets

     [LOGO OMITTED] Countrywide(R)                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                   CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                            Interest Only (Group 3)


                      ARM and Fixed         $529,528,241


                                Detailed Report

Summary of Loans in Statistical Calculation Pool                 Range
                                                                 -----
(As of Calculation Date)

Total Number of Loans                               2,047
Total Outstanding Balance                    $529,528,241
Average Loan Balance                             $258,685 $39,012 to $1,250,400
WA Mortgage Rate                                   7.346%  4.000% to 12.375%
Net WAC                                            6.836%  3.491% to 11.541%
ARM Characteristics
      WA Gross Margin                              6.923%  2.500% to 12.050%
      WA Months to First Roll                          29       1 to 36
      WA First Periodic Cap                        1.657%  1.000% to 6.000%
      WA Subsequent Periodic Cap                   1.451%  1.000% to 3.000%
      WA Lifetime Cap                             14.418% 11.000% to 19.375%
      WA Lifetime Floor                            7.493%  4.000% to 12.375%
WA Original Term (months)                             359     180 to 360
WA Remaining Term (months)                            358      94 to 360
WA LTV                                             79.88%  17.75% to 100.00%
   Percentage of Pool with CLTV > 100%              0.00%
   WA Effective LTV (Post MI)                      79.87%
   Second Liens w/100% CLTV                         0.00%
WA FICO                                               611

Secured by (% of pool)      1st Liens             100.00%
                            2nd Liens               0.00%
Prepayment Penalty at Loan Orig (% of all loans)   75.83%




------------------------------------------------------------------------------------------------------------------------------------
   Top 5 States:       Top 5 Prop:          Doc Types:      Purpose Codes         Occ Codes        Grades         Orig PP Term
   -------------       -----------          ----------      -------------         ---------        ------         ------------
CA          36.30%  SFR         69.88%  FULL      63.68%  PUR         60.22%  OO        98.86%  A        83.92% 0           24.17%
FL           9.68%  PUD         19.43%  STATED    36.32%  RCO         38.61%  2H         0.59%  A-        5.25% 12           5.37%
NY           5.57%  CND          6.55%                    RNC          1.17%  INV        0.55%  B         5.58% 24          32.28%
TX           4.33%  2 FAM        2.78%                                                          C         2.97% 30           0.03%
VA           3.33%  MNF          0.50%                                                          C-        1.72% 36          19.56%
                                                                                                D         0.56% 60          18.59%



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 3)


                                                 ARM and Fixed         $529,528,241


                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                         $3,797,255      13         0.72         $292,097     7.251      359.34          569          79.4
2/28 LIB6M                       $92,970,791     369        17.56         $251,953     7.608      359.15          611          80.6
2/28 LIB6M - IO - 24             $85,742,791     260        16.19         $329,780     7.084      359.15          610          81.8
2/28 LIB6M - IO - 60             $10,573,711      33         2.00         $320,415     7.424      358.22          600          81.6
3/27 LIB6M                      $141,847,593     612        26.79         $231,777     7.807      359.16          607          80.7
3/27 LIB6M - IO - 36             $63,024,981     214        11.90         $294,509     7.211      359.11          610          80.9
3/27 LIB6M - IO - 60              $6,108,086      29         1.15         $210,624     7.948      358.21          605          83.4
15Yr Fixed                        $1,422,624      13         0.27         $109,433     6.801      175.10          613          63.3
15Yr Fixed - CC                     $275,446       2         0.05         $137,723     8.230      178.57          593          77.1
30Yr Fixed                       $95,418,044     395        18.02         $241,565     6.773      358.53          622          75.7
30Yr Fixed - CC                   $9,328,073      52         1.76         $179,386     8.100      358.70          583          79.2
30Yr Fixed - IO - 60             $19,018,847      55         3.59         $345,797     6.564      358.95          632          78.9
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                         $404,065,208   1,530        76.31         $264,095     7.502      359.11          608          81.0
Fixed 180                         $1,698,070      15         0.32         $113,205     7.033      175.66          610          65.5
Fixed 360                       $123,764,964     502        23.37         $246,544     6.841      358.61          620          76.5
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00             $186,459       4         0.04          $46,615     9.369      332.33          629          75.7
$50,000.01 - $75,000.00           $2,295,965      36         0.43          $63,777     8.206      333.31          610          79.3
$75,000.01 - $100,000.00         $10,403,492     117         1.96          $88,919     7.893      352.68          608          79.1
$100,000.01 - $150,000.00        $43,198,510     345         8.16         $125,213     7.888      356.68          606          80.9
$150,000.01 - $200,000.00        $69,958,180     401        13.21         $174,459     7.669      358.62          610          82.9
$200,000.01 - $250,000.00        $65,582,708     292        12.39         $224,598     7.479      357.75          617          79.9
$250,000.01 - $300,000.00        $51,663,421     189         9.76         $273,351     7.245      359.02          618          82.3
$300,000.01 - $350,000.00        $42,334,202     132         7.99         $320,714     7.206      359.07          618          82.0
$350,000.01 - $400,000.00        $75,153,524     199        14.19         $377,656     7.159      359.03          603          78.9
$400,000.01 - $450,000.00        $50,534,214     119         9.54         $424,657     7.096      359.04          609          77.7
$450,000.01 - $500,000.00        $48,184,319     101         9.10         $477,072     7.118      359.14          606          78.0
$500,000.01 - $550,000.00        $18,895,278      36         3.57         $524,869     6.973      359.25          620          79.7
$550,000.01 - $600,000.00        $15,656,546      27         2.96         $579,872     7.017      359.04          597          74.4
$600,000.01 - $650,000.00        $13,236,521      21         2.50         $630,311     7.374      358.90          618          77.9
$650,000.01 - $700,000.00         $6,792,970      10         1.28         $679,297     6.528      359.20          624          73.3



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 3)


                                                 ARM and Fixed         $529,528,241


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
$700,000.01 - $750,000.00         $5,155,329       7         0.97         $736,476     7.497      359.14          614          80.3
$750,000.01 - $800,000.00           $791,335       1         0.15         $791,335     6.875      359.00          629          80.0
$800,000.01 - $850,000.00         $1,674,799       2         0.32         $837,400     7.229      359.00          627          79.0
$850,000.01 - $900,000.00         $1,748,420       2         0.33         $874,210     5.927      359.49          605          72.1
> $900,000.00                     $6,082,048       6         1.15       $1,013,675     8.256      359.20          606          78.4
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                           $1,734,400      14         0.33         $123,886     8.016      358.93          596          90.1
Alaska                            $1,329,949       5         0.25         $265,990     8.896      359.13          573          98.5
Arizona                          $13,744,625      69         2.60         $199,197     7.440      359.02          612          80.9
Arkansas                            $719,035       5         0.14         $143,807     8.862      359.37          588          95.1
California                      $192,198,863     525        36.30         $366,093     6.916      358.92          615          77.7
Colorado                          $8,570,105      39         1.62         $219,746     7.209      359.08          607          79.8
Connecticut                       $8,025,229      30         1.52         $267,508     7.454      358.90          610          77.9
Delaware                          $2,037,719       9         0.38         $226,413     7.537      358.44          649          86.9
District of Columbia              $1,200,728       4         0.23         $300,182     7.112      359.49          601          71.6
Florida                          $51,240,817     225         9.68         $227,737     7.636      358.26          608          81.1
Georgia                          $12,651,708      62         2.39         $204,060     7.950      358.55          595          82.6
Hawaii                            $8,345,843      23         1.58         $362,863     6.541      358.86          642          76.0
Idaho                             $1,856,586      14         0.35         $132,613     7.717      351.57          610          85.0
Illinois                         $15,751,611      70         2.97         $225,023     8.177      357.85          605          83.7
Indiana                           $2,007,901      15         0.38         $133,860     8.053      357.32          599          84.9
Iowa                                $543,394       3         0.10         $181,131     8.942      359.00          584          87.2
Kansas                              $613,046       4         0.12         $153,261     8.271      359.11          581          82.4
Kentucky                          $1,753,613      14         0.33         $125,258     7.845      358.76          604          85.7
Louisiana                           $341,356       3         0.06         $113,785     6.673      358.70          636          78.5
Maine                               $460,088       3         0.09         $153,363     7.868      359.59          579          80.9
Maryland                         $13,433,442      45         2.54         $298,521     7.417      358.95          605          78.4
Massachusetts                    $12,701,896      47         2.40         $270,253     7.500      359.11          612          79.4
Michigan                          $5,799,420      29         1.10         $199,980     7.994      359.17          610          82.8
Minnesota                         $3,281,655      15         0.62         $218,777     7.613      359.25          624          89.5
Mississippi                         $753,978       5         0.14         $150,796     8.256      358.70          602          96.2
Missouri                          $3,084,957      22         0.58         $140,225     7.805      355.11          606          84.3
Montana                           $1,129,100       7         0.21         $161,300     7.816      358.91          593          84.6
Nebraska                            $146,822       2         0.03          $73,411     7.821      342.85          685          78.7
Nevada                           $14,873,664      58         2.81         $256,442     7.298      358.92          611          81.3
New Hampshire                     $2,120,636       9         0.40         $235,626     7.242      359.10          596          77.4
New Jersey                       $15,710,402      53         2.97         $296,423     7.841      359.27          596          78.1
New Mexico                        $1,117,293       6         0.21         $186,215     7.911      359.00          609          81.1



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 3)


                                                 ARM and Fixed         $529,528,241


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
New York                         $29,487,329      83         5.57         $355,269     7.331      359.22          620          77.4
North Carolina                    $8,566,560      44         1.62         $194,695     7.899      358.80          603          84.1
North Dakota                        $420,934       4         0.08         $105,233     8.470      358.21          601          80.0
Ohio                              $3,984,824      25         0.75         $159,393     8.572      355.31          584          81.3
Oklahoma                          $1,155,785       8         0.22         $144,473     8.079      358.97          608          83.9
Oregon                            $6,181,295      29         1.17         $213,148     7.248      358.99          613          82.8
Pennsylvania                      $8,617,038      50         1.63         $172,341     7.293      351.53          603          80.6
Rhode Island                      $1,430,514       5         0.27         $286,103     8.408      359.25          586          75.0
South Carolina                    $2,738,975      14         0.52         $195,641     7.928      358.81          582          84.6
Tennessee                         $5,255,694      35         0.99         $150,163     7.904      358.92          624          85.8
Texas                            $22,932,594     161         4.33         $142,438     7.866      357.49          609          82.6
Utah                              $2,206,665      13         0.42         $169,743     7.657      358.89          617          85.0
Virginia                         $17,635,150      53         3.33         $332,739     7.203      357.98          605          80.6
Washington                       $15,910,882      66         3.00         $241,074     7.229      354.79          612          81.4
West Virginia                       $699,085       6         0.13         $116,514     8.408      359.21          567          87.8
Wisconsin                         $1,803,508       9         0.34         $200,390     7.641      350.39          619          81.6
Wyoming                           $1,221,528       8         0.23         $152,691     8.138      358.84          600          83.5
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                          $9,790,546      34         1.85         $287,957     6.931      353.11          587          43.4
50.01 - 55.00                     $4,777,991      21         0.90         $227,523     6.873      356.27          597          52.7
55.01 - 60.00                    $11,357,219      43         2.14         $264,121     6.851      359.03          599          57.9
60.01 - 65.00                    $17,440,122      54         3.29         $322,965     6.915      356.01          605          62.8
65.01 - 70.00                    $25,704,273      77         4.85         $333,822     7.112      356.88          595          68.7
70.01 - 75.00                    $48,335,825     157         9.13         $307,871     7.151      357.86          605          74.0
75.01 - 80.00                   $253,072,501   1,057        47.79         $239,425     7.189      358.81          624          79.8
80.01 - 85.00                    $46,535,505     150         8.79         $310,237     7.292      359.11          598          84.3
85.01 - 90.00                    $67,771,514     239        12.80         $283,563     7.748      358.50          600          89.6
90.01 - 95.00                    $24,942,584     108         4.71         $230,950     8.467      358.77          587          94.8
95.01 - 100.00                   $19,800,161     107         3.74         $185,048     8.444      358.96          604          99.8
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.         ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 4.000                            $224,000       1         0.04         $224,000     4.000      360.00          585          80.0
4.501 - 5.000                       $532,000       2         0.10         $266,000     4.882      360.00          600          80.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 3)


                                                 ARM and Fixed         $529,528,241


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                     $8,914,244      21         1.68         $424,488     5.441      359.18          633          71.5
5.501 - 6.000                    $38,673,527     113         7.30         $342,244     5.876      358.93          636          73.8
6.001 - 6.500                    $80,736,434     269        15.25         $300,135     6.338      358.09          628          76.6
6.501 - 7.000                   $121,317,690     438        22.91         $276,981     6.817      358.16          621          79.3
7.001 - 7.500                    $81,553,368     322        15.40         $253,271     7.311      358.24          616          79.8
7.501 - 8.000                    $77,129,148     337        14.57         $228,870     7.780      358.69          604          81.6
8.001 - 8.500                    $44,120,177     200         8.33         $220,601     8.291      358.66          596          82.5
8.501 - 9.000                    $35,994,191     152         6.80         $236,804     8.801      357.98          580          85.8
9.001 - 9.500                    $19,941,008      88         3.77         $226,602     9.294      359.23          573          82.9
9.501 - 10.000                   $12,201,294      56         2.30         $217,880     9.797      359.18          564          85.3
10.001 - 10.500                   $3,274,637      21         0.62         $155,935    10.265      357.45          559          86.2
10.501 - 11.000                   $3,213,070      18         0.61         $178,504    10.721      358.61          554          88.1
11.001 - 11.500                     $584,862       3         0.11         $194,954    11.360      359.31          539          96.0
11.501 - 12.000                     $671,153       4         0.13         $167,788    11.655      359.32          523          85.1
12.001 - 12.500                     $447,441       2         0.08         $223,720    12.085      352.94          594          97.3
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                             $370,025,449   1,410        69.88         $262,429     7.299      358.29          609          79.7
PUD                             $102,882,236     413        19.43         $249,110     7.378      358.54          612          81.2
CND                              $34,668,954     145         6.55         $239,096     7.600      358.70          618          80.9
2 FAM                            $14,723,887      47         2.78         $313,274     7.442      359.27          634          77.3
MNF                               $2,673,839      17         0.50         $157,285     8.191      359.17          603          69.7
3 FAM                             $2,243,476       6         0.42         $373,913     7.209      359.00          618          61.5
4 FAM                             $1,233,000       3         0.23         $411,000     8.456      359.62          556          75.7
CNDP                              $1,077,399       6         0.20         $179,566     7.744      359.21          654          80.0
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                             $318,899,033   1,404        60.22         $227,136     7.586      358.99          614          82.4
RCO                             $204,436,039     614        38.61         $332,958     6.971      357.72          606          75.9
RNC                               $6,193,169      29         1.17         $213,558     7.315      350.90          609          80.4
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 3)


                                                 ARM and Fixed         $529,528,241


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                              $523,480,125   2,027        98.86         $258,254     7.348      358.40          611          80.0
2H                                $3,122,537       8         0.59         $390,317     7.162      359.08          606          68.8
INV                               $2,925,579      12         0.55         $243,798     7.117      359.12          624          67.6
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.         ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
1 - 120                              $59,343       1         0.01          $59,343     8.125       94.00          598          80.0
121 - 180                         $1,638,727      14         0.31         $117,052     6.994      178.62          610          65.0
181 - 300                           $205,996       2         0.04         $102,998     9.324      277.51          581          76.5
301 - 360                       $527,624,176   2,030        99.64         $259,913     7.346      359.02          611          79.9
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                            $337,217,001   1,378        63.68         $244,715     7.239      358.27          602          81.2
STATED INCOME                   $192,311,240     669        36.32         $287,461     7.532      358.64          626          77.6
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                           $223,813       1         0.04         $223,813     6.900      359.00          816          80.0
781 - 800                           $310,705       1         0.06         $310,705     7.000      359.00          797          80.0
761 - 780                         $3,259,880      10         0.62         $325,988     6.269      359.01          766          80.4
741 - 760                         $2,710,065      11         0.51         $246,370     7.013      359.17          752          79.1
721 - 740                         $5,670,314      23         1.07         $246,535     7.114      359.20          732          79.9
701 - 720                         $9,994,045      39         1.89         $256,258     6.567      357.23          711          75.5
681 - 700                        $18,494,397      70         3.49         $264,206     6.682      357.98          690          78.1
661 - 680                        $22,400,662      98         4.23         $228,578     6.929      358.93          669          79.5
641 - 660                        $41,248,019     164         7.79         $251,512     6.939      358.79          649          77.8
621 - 640                       $105,447,662     392        19.91         $268,999     7.073      358.52          630          80.4
601 - 620                       $109,853,245     420        20.75         $261,555     7.126      358.06          610          80.7
581 - 600                        $87,936,495     342        16.61         $257,124     7.410      358.63          591          81.1
561 - 580                        $56,344,196     206        10.64         $273,516     7.936      358.29          571          81.7
541 - 560                        $36,158,102     142         6.83         $254,635     8.164      358.59          551          78.1



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 3)


                                                 ARM and Fixed         $529,528,241


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                        $17,362,984      78         3.28         $222,602     8.499      358.51          530          77.8
501 - 520                        $11,706,296      49         2.21         $238,904     8.671      357.30          511          71.7
<= 500                              $407,360       1         0.08         $407,360     9.750      359.00          496          95.0
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
A                               $444,378,752   1,736        83.92         $255,979     7.288      358.52          615          80.6
A-                               $27,798,668      87         5.25         $319,525     7.628      358.47          586          76.6
B                                $29,549,103     115         5.58         $256,949     7.588      356.07          591          77.6
C                                $15,746,762      60         2.97         $262,446     7.446      358.76          600          73.6
C-                                $9,098,623      38         1.72         $239,437     7.900      359.44          597          77.3
D                                 $2,956,333      11         0.56         $268,758     8.636      359.22          563          71.0
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
0                               $127,988,672     481        24.17         $266,089     7.886      359.13          608          81.0
12                               $28,449,315      92         5.37         $309,232     7.492      359.09          615          76.9
24                              $170,928,447     607        32.28         $281,595     7.252      359.10          607          81.0
30                                  $153,114       1         0.03         $153,114     7.740      358.00          600          80.0
36                              $103,591,952     418        19.56         $247,828     7.294      358.98          612          80.5
60                               $98,416,743     448        18.59         $219,680     6.817      355.44          620          76.7
------------------------------------------------------------------------------------------------------------------------------------

                                $529,528,241   2,047       100.00         $258,685     7.346      358.40          611          79.9

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll             (Excludes    517    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                     WA            CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION         MTR            BALANCE     LOANS       TOTAL         BALANCE       WAC         TERM         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6                  5          $3,883,821      15         0.96         $258,921      7.351     358.05          571          79.3
19 - 24               23        $189,287,293     662        46.85         $285,932      7.360     359.10          610          81.2
25 - 31               31            $369,550       1         0.09         $369,550      6.750     355.00          630          95.0
32 - 37               35        $210,524,544     852        52.10         $247,095      7.633     359.15          608          80.8
------------------------------------------------------------------------------------------------------------------------------------

                                $404,065,208   1,530       100.00         $264,095      7.502     359.11          608          81.0

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 3)


                                                 ARM and Fixed         $529,528,241


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                 (Excludes    517    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC         TERM         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                       $174,400       1         0.04         $174,400      7.500     359.00          602          80.0
3.001 - 4.000                       $824,500       2         0.20         $412,250      8.549     360.00          561          82.6
4.001 - 5.000                     $5,168,097      17         1.28         $304,006      6.428     359.43          590          68.6
5.001 - 6.000                    $91,565,058     348        22.66         $263,118      7.175     359.21          605          77.8
6.001 - 7.000                   $142,301,837     491        35.22         $289,820      7.071     359.12          619          80.0
7.001 - 8.000                   $108,655,018     428        26.89         $253,867      7.711     359.04          612          82.6
8.001 - 9.000                    $42,633,532     183        10.55         $232,970      8.556     358.99          589          86.1
9.001 - 10.000                   $10,596,760      49         2.62         $216,260      9.481     359.10          564          88.2
10.001 - 11.000                   $1,529,369       9         0.38         $169,930     10.417     359.33          559          91.4
11.001 - 12.000                     $216,750       1         0.05         $216,750     11.550     360.00          518          85.0
12.001 - 13.000                     $399,887       1         0.10         $399,887     12.050     359.00          597         100.0
------------------------------------------------------------------------------------------------------------------------------------

6.923                           $404,065,208   1,530       100.00         $264,095      7.502     359.11          608          81.0

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates              (Excludes    517    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC         TERM         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                     $224,000       1         0.06         $224,000      4.000     360.00          585          80.0
11.501 - 12.000                   $1,169,177       4         0.29         $292,294      5.406     359.46          663          80.0
12.001 - 12.500                   $9,323,291      29         2.31         $321,493      5.822     358.87          607          74.1
12.501 - 13.000                  $23,919,207      72         5.92         $332,211      6.138     358.96          619          77.8
13.001 - 13.500                  $50,195,433     165        12.42         $304,215      6.447     359.17          627          78.4
13.501 - 14.000                  $91,072,528     317        22.54         $287,295      6.884     359.14          620          79.8
14.001 - 14.500                  $67,826,758     255        16.79         $265,987      7.379     359.07          617          80.1
14.501 - 15.000                  $60,483,722     252        14.97         $240,015      7.851     359.08          604          82.5
15.001 - 15.500                  $35,564,638     157         8.80         $226,526      8.325     359.13          600          83.1
15.501 - 16.000                  $28,487,553     112         7.05         $254,353      8.826     359.12          580          86.1
16.001 - 16.500                  $17,552,895      75         4.34         $234,039      9.297     359.33          573          82.5
16.501 - 17.000                  $10,384,706      46         2.57         $225,754      9.794     359.15          563          84.4
17.001 - 17.500                   $3,200,704      20         0.79         $160,035     10.268     359.20          560          86.3
17.501 - 18.000                   $2,957,140      16         0.73         $184,821     10.715     359.34          547          88.5
18.001 - 18.500                     $584,862       3         0.14         $194,954     11.360     359.31          539          96.0
18.501 - 19.000                     $671,153       4         0.17         $167,788     11.655     359.32          523          85.1
19.001 - 19.500                     $447,441       2         0.11         $223,720     12.085     352.94          594          97.3
------------------------------------------------------------------------------------------------------------------------------------

14.418                          $404,065,208   1,530       100.00         $264,095      7.502     359.11          608          81.0

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap            (Excludes    517    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC         TERM         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                             $5,143,342      18         1.27         $285,741      7.288     359.24          574          80.3



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 3)


                                                 ARM and Fixed         $529,528,241


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap            (Excludes    517    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC         TERM         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
1.500                           $354,184,300   1,332        87.66         $265,904      7.500     359.21          609          81.1
2.000                             $2,377,212      10         0.59         $237,721      7.771     358.45          590          80.6
3.000                            $41,894,280     168        10.37         $249,371      7.533     358.30          605          79.9
5.000                               $210,074       1         0.05         $210,074      7.300     358.00          632          80.0
6.000                               $256,000       1         0.06         $256,000      6.675     357.00          613          80.0
------------------------------------------------------------------------------------------------------------------------------------

                                $404,065,208   1,530       100.00         $264,095      7.502     359.11          608          81.0

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap           (Excludes    517    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC         TERM         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                            $39,948,227     154         9.89         $259,404      7.502     358.44          601          80.1
1.500                           $363,731,227   1,374        90.02         $264,724      7.501     359.19          609          81.1
2.000                               $210,074       1         0.05         $210,074      7.300     358.00          632          80.0
3.000                               $175,679       1         0.04         $175,679      8.750     358.00          576          95.0
------------------------------------------------------------------------------------------------------------------------------------

                                $404,065,208   1,530       100.00         $264,095      7.502     359.11          608          81.0

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor           (Excludes    517    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC         TERM         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                       $224,000       1         0.06         $224,000      4.000     360.00          585          80.0
4.001 - 5.000                       $532,000       2         0.13         $266,000      4.882     360.00          600          80.0
5.001 - 6.000                    $23,698,991      66         5.87         $359,076      5.815     359.30          618          76.9
6.001 - 7.000                   $141,689,645     479        35.07         $295,803      6.662     359.12          623          79.0
7.001 - 8.000                   $129,976,894     513        32.17         $253,366      7.541     359.07          612          80.9
8.001 - 9.000                    $70,878,815     296        17.54         $239,455      8.527     359.06          591          84.4
9.001 - 10.000                   $29,164,551     127         7.22         $229,642      9.480     359.30          569          83.8
> 10.000                          $7,900,312      46         1.96         $171,746     10.741     358.63          553          88.3
------------------------------------------------------------------------------------------------------------------------------------

                                $404,065,208   1,530       100.00         $264,095      7.502     359.11          608          81.0

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date          (Excludes    517    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC         TERM         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
12/05                                $39,012       1         0.01          $39,012     11.000     301.00          717          75.0
01/06                                $47,554       1         0.01          $47,554     12.375     302.00          566          75.0
04/06                             $2,499,505       9         0.62         $277,723      7.309     359.00          554          82.0
05/06                             $1,297,750       4         0.32         $324,438      7.138     360.00          599          74.4
06/07                               $243,571       1         0.06         $243,571      7.150     355.00          630          80.0
07/07                               $768,243       2         0.19         $384,121      7.635     356.00          613          80.8



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 3)


                                                 ARM and Fixed         $529,528,241


                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date          (Excludes    517    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC         TERM         FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
08/07                             $2,965,317      12         0.73         $247,110      7.634     357.00          596          84.9
09/07                            $20,261,276      69         5.01         $293,642      7.274     358.02          598          78.7
10/07                           $117,510,592     413        29.08         $284,529      7.385     359.00          610          82.1
11/07                            $47,538,293     165        11.77         $288,111      7.315     360.00          614          79.6
06/08                               $369,550       1         0.09         $369,550      6.750     355.00          630          95.0
07/08                             $1,224,377       4         0.30         $306,094      7.021     356.00          607          84.0
08/08                             $2,950,614      13         0.73         $226,970      7.652     357.09          588          81.7
09/08                            $17,512,079      77         4.33         $227,430      7.696     358.00          603          82.1
10/08                           $130,716,985     536        32.35         $243,875      7.658     359.00          607          80.9
11/08                            $58,120,489     222        14.38         $261,804      7.568     360.00          611          80.2
------------------------------------------------------------------------------------------------------------------------------------

                                $404,065,208   1,530       100.00         $264,095      7.502     359.11          608          81.0

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.